Exhibit 10.4(a)
                                                                 ---------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Zond Construction Corporation IV
c/o Zond Systems, Inc.
17752 Skypark Circle
Suite 150
Irvine, California  92714

Attention:  Craig A. Anderson, Esq.

                     DEED OF TRUST AND ASSIGNMENT OF RENTS
                     -------------------------------------

     THIS DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 2nd day of December, 1985, by ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C, A CALIFORNIA LIMITED PARTNERSHIP ("Trustor"), to TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, as trustee ("Trustee"), for the benefit of ZOND CONSTRUCTION CORPORATION IV, a California corporation ("Beneficiary").

I.  GRANT AND OBLIGATION SECURED
    ----------------------------

    A.   Grant
         -----

         1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled including without limitation all right, title, and interest of Trustor in and to the Wind Park Easement Agreement dated as of November 4, 1985 (the "Wind Park Easement Agreement") between Beneficiary and Zond Systems, Inc., a California corporation ("Zond"), as it relates to that certain real property situated in Alameda County, California, defined in the Wind Park Easement Agreement as the "Property" and described in Exhibit A attached hereto and made
                                             ---------
a part hereof ("Land").

    B.   Obligations Secured
         -------------------

         1.02. The grant, transfer and assignment made in Paragraph 1.01 is for the purpose of securing:

                   (a) Payment of that non-recourse promissory note of even date herewith with an original principal amount of $7,920,000 ("Purchase
                                                       ----------
         Note") by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of November 4, 1985 (the "Windsystem Construction Agreement"): certain property (collectively the "Wind-system") more specifically described in paragraphs (a), (b) and (c) of
         Section 2.2 of the Security Agreement (as defined in the next sentence) including without limitation up to 200 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 20MW power substation. The Purchase Note is also secured by security interests granted by Trustor to Beneficiary in certain property of Trustor pursuant to a Purchase Note and Security Agreement dated as of December 2, 1985 ("Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party.

                   (b) Payment of any other non-recourse promissory note made by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of any portion of the Windsystem purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement when such other non-recourse promissory note (also called a "Purchase Note" in this Deed of Trust) recites that it is secured by this Deed of Trust and certain security interests as provided in the Security Agreement.

                   (c) Any sums due to Beneficiary by Trustor pursuant to any of the terms of this Deed of Trust.

II. COVENANTS OF TRUSTOR
    --------------------

    A.   Wind Park Easement Agreement
         ----------------------------

         2.01  Trustor agrees that:

                   (a) It shall keep and perform each and every material obligation of Trustor in the Wind Park Easement Agreement, including without limitation the payment of all royalty payments owed by it under the Wind Park Easement Agreement. If Trustor is in default under
         Section 9.1.1 or Section 9.1.2 of the Wind Park Easement Agreement and such default is not otherwise cured by Trustor, Beneficiary may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default, Beneficiary being authorized to utilize all right, title and interest of Trustor in and to the Wind Park Easement Agreement for such purposes, consistent with the conditions of Paragraph 6.02. Trustor, immediately on demand, shall pay to Beneficiary all costs of Beneficiary incurred in curing any such default.

                   (b) It shall give immediate notice to the then holder of this Deed of Trust (other than Beneficiary) of any receipt by Trustor of any notice from Beneficiary of an event of default by Trustor pursuant to

         Section 9.1.1. or 9.1.2 of the Wind Park Easement Agreement or of any notices which Trustor may receive from Zond under Section 12 of the Wind Park Easement Agreement.

                   (c) The obligations of Trustor under this Deed of Trust shall be deemed to be in addition to Trustor's obligations with respect to similar obligations contained in the Wind Park Easement Agreement, and the inclusion in this Deed of Trust of any obligations relating to similar obligations contained in the Wind Park Easement Agreement shall not restrict or limit Trustor's duties to keep and perform promptly all of its obligations under the Wind Park Easement Agreement; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the omitting to take any action by Trustor or Beneficiary which would cause Trustor to be in default under Section
         9.1.1 or 9.1.2 of the Wind Park Easement Agreement.

                  (d) So long as this Deed of Trust is in effect, there shall be no merger of the Wind Park Easement Agreement or any interest therein nor of the estate created thereby with the fee interest in the Land by reason of the fact that the Wind Park Easement Agreement or such interest therein or such estate may be held directly or indirectly by or for the account of any person who shall hold any other dominant estate in the Land, and Trustor and Beneficiary agree that the holding of the Wind Park Easement Agreement or of such interest or estate by the same person shall not result in a merger of the Wind Park Easement Agreement or of such interest or estate. In the event Trustor acquires an interest in any estate, title or interest in the Land other than its interest in the Wind Park Easement Agreement, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other estate, title or interest so acquired, and such interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and be covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may, in the opinion of Beneficiary, be required to carry out the intent of this subparagraph (d).

                   (e) No surrender (except a surrender upon the expiration of the stated term of the Wind Park Easement Agreement) by Trustor of its right, title and interest in and to the Wind Park Easement Agreement, or any portion thereof or of any interest therein, and no termination of the Wind Park Easement Agreement by Trustor (except as provided in the Wind Park Easement Agreement) shall be valid or effective, and neither Trustor's right, title and interest in and to the Wind Park

         Easement Agreement nor the terms thereof may be assigned, amended, modified, or subordinated to any mortgage, easement, right of way, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as the lien of this Deed of Trust is in effect.

                   (f) If the Wind Park Easement Agreement is for any reason whatsoever terminated prior to the expiration of its stated term and, if pursuant to any provision of the Wind Park Easement Agreement or otherwise, Trustor shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the terminated Wind Park Easement Agreement, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other new easement or right of way and/or other rights so acquired, and such new easement or right of way and/or other rights shall, shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and be covered by this Deed of Trust.

                   (g) If the Wind Park Easement Agreement is for any reason whatsoever terminated prior to the expiration of its stated term and, if pursuant to any provision of the Wind Park Easement Agreement or otherwise, Beneficiary or its designee shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the terminated Wind Park Easement Agreement, Trustor shall have no right, title or interest in or to such new estate created thereby.

         2.02 Trustor shall not commit any violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over Trustor's right, title and interest in and to the Wind Park Easement Agreement.

    B.   Payments
         --------

         2.03 Trustor shall pay the principal, interest and other charges due under each and every Purchase Note according to its terms.

         2.04 Trustor shall pay immediately after expenditure, all sums expended or expenses properly incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust.

    C.   Rents
         -----

         2.05 For so long as any amounts due under any Purchase Note remain unpaid and as additional security, Trustor gives and confers upon Beneficiary the right, power and authority to collect all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and interest in and to the Wind Park Easement Agreement; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable. When such an Event of Default in respect of Trustor has occurred and is continuing, Beneficiary may at any time, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction, and without regard to the adequacy of any security for the obligations secured by this Deed of Trust, sue for or otherwise collect such income, rents, issues and profits (including any past due and unpaid) and apply that collected, less costs of collection including reasonable attorney's fees, against the obligations secured by this Deed of Trust in such order as Beneficiary may determine. It is understood and agreed that neither the foregoing assignment of income, rents, issues and profits to the Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph 2.05 or Paragraph 3.01 shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to Trustor's right, title and interest in and to the Wind Park Easement Agreement or the use or enjoyment of Trustor's right, title and interest in and to the Wind Park Easement Agreement, subject to the conditions of Paragraph 6.02.

    D.   Other Covenants
         ---------------

         2.06 Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence or continue the lien of this Deed of Trust.

         2.07 Trustor agrees to pay all reasonable attorney's fees, costs and expenses in connection with any proper action and/or actions which may be brought, upon the occurrence of an Event of Default, for the foreclosure of this Deed of Trust, and/or for possession of Trustor's right, title and interest in and to the Wind Park Easement Agreement, and/or for appointment of a receiver, and/or for the enforcement as provided in this Deed of Trust of any covenant or right in this Deed of Trust.

III. CERTAIN RIGHTS OF BENEFICIARY
     -----------------------------

         3.01 Should an Event of Default have occurred and be continuing, then Beneficiary may, after notice to and demand upon Trustor, without releasing Trustor from any such Event of Default and without waiving Beneficiary's right to declare an Event of Default or impairing any declaration of such Event of Default or election to cause Trustor's right, title and interest in and to the Wind Park Easement Agreement to be sold or any sale proceeding predicated thereon:

                   (a) Make or do the same in such manner and to such extent as Beneficiary may deem reasonably necessary to protect the security of this Deed of Trust, Beneficiary being authorized to use, enter upon and take possession of Trustor's right, title and interest in and to the Wind Park Easement Agreement for such purpose consistent with the conditions of Paragraph 6.02; and

                   (b) Commence, appear in and/or defend any action or proceeding purporting to affect the security of this Deed of Trust, the interests, rights, powers and/or duties of Beneficiary under this Deed of Trust, whether brought by or against Trustor or Beneficiary.

Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph 3.01.

IV. DEFAULTS AND REMEDIES
    ---------------------

A.       Defaults
         --------

         4.01 An Event of Default under this Deed of Trust shall occur if any of the following events shall occur and be continuing:

                   (a) There occurs an Event of Default as defined and specified in Section 9.1 of the Security Agreement.

                   (b) Trustor fails to perform any of its obligations under this Deed of Trust, and within 30 days after Beneficiary's written notice thereof to Trustor, Trustor shall not have cured such failure or, if such failure is incapable of cure within 30 days, Trustor shall not promptly commence and diligently proceed to cure such failure as promptly as possible.

    B.   Remedies
         --------

         4.02 In the event of any Event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Wind Park Easement Agreement to be sold, which notice Trustee shall cause to be duly filed for record. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Purchase Notes and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the right, title and interest of Trustor in and to the Wind Park Easement Agreement at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Wind Park Easement Agreement so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Wind Park Easement Agreement. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interests or estates.

         4.03 Beneficiary, from time to time before Trustee's sale, may rescind any such notice of default and of election to cause the right, title and interest of Trustor in and to the Wind Park Easement Agreement to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any such prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, or impair the right of beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of default, and of election to cause the right, title and interest of Trustor in and to the Wind Park Easement Agreement to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of this Deed of Trust or any of the rights, obligations or remedies under the Deed of Trust of Beneficiary or Trustee or Trustor.

         4.04 After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorney's fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the first Purchase Note at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto.

         4.05 Beneficiary and Trustee shall not exercise any right of disposition of the right, title and interest of Trustor in and to the Wind Park Easement Agreement until the occurrence and continuance of an Event of Default.

         4.06 If Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of this Deed of Trust or otherwise realize upon the same upon the occurrence and continuance of an Event of Default, at its option, either before or concurrently herewith or after a sale is made under this Deed of Trust, and may apply the proceeds upon the indebtedness secured by this Deed of Trust without affecting the status of or waiving any right to exhaust all or any other security, including the security under this Deed of Trust, and without waiving any Event of Default or any right or power whether exercised under this Deed of Trust or contained in this Deed of Trust or in any such other security.

         4.07 No remedy in this Deed of Trust conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given under this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

V.  SUBORDINATE NATURE OF THIS DEED OF TRUST
    ----------------------------------------

         5.01 This Deed of Trust, the lien created by this Deed of Trust, and any rights granted to Beneficiary under this Deed of Trust are expressly made subject and subordinate to (1) that certain Amended Ground Lease For Wind Park Development on the Rooney Ranch, Alameda County (the "Ground Lease") between the City of Santa Clara, California, as Lessor, and Zond, as Lessee, and pertaining to the Land; (ii) that certain Lease Agreement dated December 20, 1982 (the "Grazing Lease") between the City, as Lessor, and Sylvain T. Rooney and Dennis
M. Rooney, as Lessee, and pertaining to the Land; (iii) that certain Sublease Agreement dated June 30, 1985 (the "Sublease") between Santa Clara Wind Leasing, Inc., a California corporation (formerly known as Wind Developers, Inc.), as sublessor, and Wismer Becker Contracting Engineers, a California corporation (doing business as Atkinson Mechanical Contracting CO.), as sublessee, and pertaining to a portion of the Land; and (iv) all other matters of record at the time of recordation of this Deed of Trust.

         5.02 This Deed of Trust is not intended to be, shall not be, and shall not be construed to be, a lien upon the Ground Lease, Grazing Lease or Sublease.

VI. MISCELLANEOUS PROVISIONS
    ------------------------

         6.01 By accepting payment of any sum secured by this Deed of Trust after its due date or in an amount less than the sum due, Beneficiary does not waive its rights to require prompt payment when due of all other sums so secured or to declare an Event of Default as provided in this Deed of Trust in the event sums due are only partially paid.

         6.02 Trustor authorizes Beneficiary and its agents, employees or workmen, to use and enter at any reasonable time any part of Trustor's right, title and interest in and to the Wind Park Easement Agreement for the purposes of inspecting the same and of performing any of the acts Beneficiary is authorized to perform under this Deed of Trust. Such use, entry and performance shall be consistent with the terms of the Wind Park Easement Agreement and any other agreements affecting the Wind Park Easement Agreement and any other agreements affecting the Wind Park Easement Agreement or the Land including without limitation those to which Beneficiary or any of its affiliates are a party.

         6.03 This Deed of Trust applies to, inures to the benefit of, and binds Beneficiary, Trustee, Trustor and their respective heirs, legatees, devisees, administrators, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledges, of the Purchase Notes, whether or not named as Beneficiary in this Deed of Trust. Trustor hereby consents to Beneficiary's assignment of this Deed of Trust and Beneficiary's right, title and interest hereunder to any lender as security for any loans made by such lender to Beneficiary. Whenever the context so requires in this Deed of Trust, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         6.04 Trustee, upon presentation to it of any affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor in its obligations under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act under this Deed of Trust in complete reliance thereon.

         6.05 If any provision of this Deed of Trust should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust. Unless otherwise indicated, all references to paragraphs are to paragraphs in this deed of Trust.

         6.06 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

         6.07 Trustee shall be under no obligation to notify Beneficiary or Trustor of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

         6.08 Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in Alameda County, California, substitute a successor or successors for Trustee named herein or acting under this Deed of Trust.

         6.09 All notices under this Deed of Trust shall be deemed to have been duly given if mailed by the United States registered or certified mail, with return receipt requested, postage prepaid to the following addresses (or to such other addresses as shall be given in writing by any party to the others) and shall be deemed completed upon any such mailing:

          To Trustor:                Zond Windsystem
                                     Partners, Ltd. Series 85-C
                                     a California Limited Partnership
                                     c/o Zond Windsystems Management
                                      Corporation V
                                     112 South Curry Street
                                     Tehachapi, California  93561

                                     Attention:  Kenneth C. Karas




          To Beneficiary:            Zond Construction Corporation IV
                                     112 South Curry Street
                                     Tehachapi, California  93561

                                     Attention:  Kenneth C. Karas

In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, partner, or any officer or director of a corporation which is or is part of the party being served hereunder.

         6.10 Trustor requests that a copy of any notice of default and of any notice of sale under this Deed of Trust be mailed to Trustor at its address determined in accordance with Paragraphs 6.09.

         6.11 Beneficiary and Trustee shall have no right or interest in the right, title and interest in the right, title and interest of Trustor in and to the Wind Park Easement Agreement when the obligations secured by this Deed of Trust have been indefeasibly repaid or performed. Upon written request of Beneficiary stating that all sums secured by this Deed of Trust have been paid and upon surrender to Trustee of this Deed of Trust and the Purchase Notes for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without any covenant or warranty, express or implied, the right, title and interest of Trustor in and to the Wind Park Easement Agreement then held by Trustee under this Deed of Trust. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         6.12 By acceptance of this Deed of Trust, Beneficiary agrees that, in the event of any Event of Default by Trustor under this Deed of Trust or any event of default under the Purchase Notes or the Security Agreement, Beneficiary's sole recourse shall be to the security granted in this Deed of

Trust and in the Security Agreement and Trustor shall in no event be personally liable under the Purchase Notes, the Security Agreement or this Deed of Trust.

         6.13 This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California.

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day first written above.



                               ZOND WINDSYSTEM PARTNERS, LTD.  SERIES 85-C,
                               A CALIFORNIA LIMITED PARTNERSHIP


                               By its general partner:

                               Zond Windsystems Management Corporation V, a California corporation



                               By:  /s/ Craig A. Anderson
                                   ------------------------
                                   Craig A. Anderson
                                   Senior Vice President -
                                   General Counsel


STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF ORANGE     )
          ------

         On December 11, 1985, before me, the undersigned, a Notary Public in
                     --
and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President - General Counsel of Zond Windsystems Management Corporation V, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-C, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

         WITNESS my hand and official seal.


Signature /s/ Laurie H. Nathanson                        [SEAL]
          ------------------------

                                   EXHIBIT A
                                       TO
                     DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of the "Property" and the "Land":

PARCEL 1:
--------

THE SOUTH ONE-HALF OF SECTION 21, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.

EXCEPTION THEREFROM THE PAST, PRESENT AND FUTURE INTEREST RESERVED BY THE CENTRAL PACIFIC RAILROAD COMPANY IN THE GRANT DEED RECORDED NOVEMBER 19, 1883, IN BOOK 261 OF DEEDS, PAGE 184, SERIES NO. 5-7019, ALAMEDA COUNTY RECORDS

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE WESTERN PACIFIC RAILWAY COMPANY, A CALIFORNIA CORPORATION, RECORDED DECEMBER 7, 1905, IN BOOK 1076, OF DEEDS, PAGE 406, SERIES NO. L-1500, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO R. H. SHERMAN, RECORDED JULY 8, 1907, IN BOOK 1390 OF DEEDS, PAGE 64, SERIES NO. L-69077, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF ALAMEDA, RECORDED JANUARY 4, 1915, IN BOOK 2311 OF DEEDS, PAGE 109, SERIES NO. P-83238, ALAMEDA COUNTY RECORDS.

PARCEL 2:
--------

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY ON, OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED REAL PROPERTY FOR USE AS A ROADWAY FOR VEHICLES OF ALL KINDS, PEDESTRIANS AND ANIMALS, FOR WATER, GAS, OIL AND SEWER PIPES LINES, AND FOR TELEPHONE, ELECTRIC LIGHT AND POWER LINES, TOGETHER WITH ALL NECESSARY POLES OR CONDUITS TO CARRY SAID LINES, TO WIT:

A STRIP OF LAND 30 FEET WIDE, THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY LINE OF THOSE LANDS CONVEYED TO ROBERTA I. HAUGH, BY DECREE OF PARTIAL DISTRIBUTION, DATED SEPTEMBER 30, 1949, RECORDED IN BOOK 5901 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT PAGE 37 THEREOF, SERIES NO. AD/66898, SAID POINT BEING ON THE SECTION LINE BETWEEN SECTION 20 AND 21, T. 2S., R.3 E., M.D.B.6M., SOUTH 456 FEET FROM THE APPARENT NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 21 AS SAID CORNER IS DEFINED BY THE FENCE CORNER, THENCE NORTH 41 DEGREES 26 MINUTES WEST 492.7 FEET TO THE SOUTHEASTERLY


                                   EXHIBIT A
                                      -13-

RIGHT ON WAY LINE OF COUNTY ROAD NO. 818, ALSO KNOWN AS ALTAMONT PASS ROAD, BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN.

PARCEL 3:
--------

THE NORTH ONE-HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.
















                                   EXHIBIT A
                                     -14-